UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 23, 2020

CLEARFIELD, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	000-16106	41-1347235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, Minnesota 55428
(Address of Principal Executive Offices) (Zip Code)

(763) 476-6866
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Items under Sections 1, 3, 4, and 6 through 8 are not applicable and therefore omitted.

Item 2.02. Results of Operations and Financial Condition.

On July 23, 2020, Clearfield, Inc. (the “Company”) issued a press release announcing the results of its third quarter of fiscal 2020 and nine months ended June 30, 2020. A copy of that press release is furnished hereto as Exhibit 99.1 and is hereby incorporated by reference. Also furnished hereto as Exhibit 99.2 is the slide presentation that is part of the Company’s “FieldReport” to be used by Cheryl Beranek, the Company’s President and Chief Executive Officer, and Daniel Herzog, the Company’s Chief Financial Officer, during the live webcast and telephone conference relating to the third quarter and nine months ended June 30, 2020 results.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are being furnished herewith:

99.1 Press release of Clearfield, Inc. dated July 23, 2020

99.2 Presentation of Clearfield, Inc. for July 23, 2020 Live Webcast and Telephone Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Date: July 23, 2020	By:	/s/ Cheryl Beranek
Cheryl Beranek
Chief Executive Officer